                          SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.  20549


                                       FORM 8-K


                                    CURRENT REPORT



                        Pursuant to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934




Date of Report (Date of earliest event reported):  October 9, 1998


                            NATIONAL CITY BANCSHARES, INC.
----------------------------------------------------------------------------
               (Exact name of registrant as specified in its charter)


        INDIANA                     0-13585                 35-1632155
----------------------------------------------------------------------------
   (State or other               (Commission             (IRS Employer
    jurisdiction of              File Number)         Identification No.)
    incorporation)


                                   227 MAIN  STREET
                                     P.O. BOX 868
                          EVANSVILLE, INDIANA    47705-0868
----------------------------------------------------------------------------
                     (Address of principal      (Zip Code)
                        executive offices)


Registrant's telephone number, including area code:      (812) 464-9677


                                    NOT APPLICABLE
----------------------------------------------------------------------------
      (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS

    As previously announced, during the period from January 1, 1998, through August 31, 1998 National City Bancshares, Inc. (the "Registrant") consummated the following acquisitions which have been accounted for using the poolings of interests method of accounting: (a) on May 31, 1998, the Registrant acquired Illinois One Bancorp, Inc. ("IOBI"), the holding company for Illinois One Bank, National Association, Shawneetown, Illinois; (b) on August 31, 1998, the Registrant acquired Trigg Bancorp, Inc. ("TBI"), the holding company for Trigg County Farmers Bank, Cadiz, Kentucky; and (c) on August 31, 1998, the Registrant acquired Community First Financial, Inc. ("CFF"), the holding company for Community First Bank of Kentucky, Warsaw, Kentucky, and Community First Bank, National Association, Maysville, Kentucky. The acquisitions of IOBI, TBI and CFF, in the aggregate, represent a significant business combination.

    The Consolidated Financial Statements of the Registrant included as Exhibit
99.1 restate the Registrant's comparative historical financial statements to reflect the acquisition of IOBI.

    The Supplemental Consolidated Financial Statements of the Registrant included as exhibit 99.4 restate the Registrant's historical financial statements to reflect the acquisitions of IOBI, TBI and CFF. The Supplemental Consolidated Financial Statements will become the Registrant's historical financial statements once third quarter 1998 operating results are released in November 1998.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)  Financial statements of business acquired - not applicable
         (b)  Pro forma financial information - not applicable
         (c)  Exhibits:



       Exhibit Number                  Description of Exhibit
       ---------------                 -----------------------
         23.1                Consent of PricewaterhouseCoopers LLP

         23.2                Consent of McGladrey & Pullen, LLP

         23.3                Consent of KPMG Peat Marwick LLP

         23.4                Consent of Crowe Chizek & Company, LLP

         23.5                Consent of Robb, Dixon, Francis, Davis, Oneson
                             & Company


         99.1                Consolidated Financial Statements of National City
                             Bancshares, Inc. for the years ended December 31, 1997, 1996 and 1995

         99.2                Management's Discussion and Analysis of Financial
                             Condition and Results of Operations of National
                             City Bancshares, Inc.

         99.3 Financial Statements of Illinois One Bank, N. A., for the year ended June 30, 1995

         99.4                Supplemental Consolidated Financial Statements of
                             National City Bancshares, Inc. for the years ended
                             December 31, 1997, 1996 and 1995

         99.5 Supplemental Management's Discussion and Analysis of Financial Condition and Results of Operations of National City Bancshares, Inc.

         99.6 Financial Statements of Trigg Bancorp, Inc. for the year ended September 30, 1995

         99.7                Financial Statements of Community First Bank,
                             N.A., for the two years ended June 30, 1995

         99.8                Financial Statements of Community First Bank of
                             Kentucky for the two years ended September 30,
                             1995

         99.9                Financial Statements for Community First Bank, Mt.
                             Olivet, Kentucky, for the two years ended June 30,
                             1995

                                    SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  October 9, 1998


                                    NATIONAL CITY BANCSHARES, INC.


                                    By: /s/ Stephen C. Byelick, Jr.
                                        -----------------------------
                                         Stephen C. Byelick, Jr.